Q4'15 Earnings Results

February 18, 2016

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Forward-Looking Statements

This presentation contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Management's projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied. Forward-looking statements may be identified by the use of words such as "expect," "anticipate," "believe," "estimate," "potential," "should" or similar words intended to identify information that is not historical in nature. Forward-looking statements contained herein include, among others, statements concerning bank partners, the regulatory environment, banking fees, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of Higher One management, as applicable, and are subject to known and unknown risks and uncertainties. There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These statements speak only as of the date they are made, and Higher One does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events. The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. For further information regarding the risks associated with Higher One's business, please refer to Higher One's filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

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Q4 2015 Corporate Developments

- **Closed Campus Labs divestiture**

- **Settled Federal Reserve and FDIC matters**

- **Signed agreement to divest Disbursements business**
  - Total purchase price of $37 million, payable in three installments:
    - $17 million at closing
    - $10 million on the first anniversary date of closing
    - $10 million on the second anniversary date of closing

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2015 Q4 Financial Highlights

Gross Revenue	$49.4 million compared to $53.1 million in the prior year
Non-GAAP Adjusted EPS	$0.10 compared to $0.14 in the prior year



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Payments Gross Revenue
Disbursements Gross Revenue
65%
35%
62%
38%
57%
43%
Q4 2013
Q4 2014
Q4 2015

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Revenue Sources

Transactions

- SmartPay fees
- Full-Service Payment Plan enrollment fees
- International payments

Recurring Subscriptions

- eBill
- ePayment
- Cashiering
- Tuition Payment Plans
- eMarket

- Revenue $21.4 million
- Increase of 5% YoY
- Payment Transaction revenue up 6% YoY

New Clients

8 signed deals

Existing Clients

29 clients added new modules

~$500K in annual subscription revenue

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Looking to 2016

Customers Bank transaction expected to close in Q2

Continue strategic review of the Company

Remain focused on serving clients

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Revenue

In millions



$56.6
$66.6
$42.0
$8.8
$33.2
$56.1
$53.1
$61.5
$41.4
$52.0
$21.9
$30.1
$49.4
$24.4
$25.0
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15

	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15
Y/Y Revenue Change	11%	15%	12%	4%	0%	-3%	-2%	-7%	-7%
Y/Y Organic Change*	6%	11%	12%	4%	0%	-3%	-2%	-7%	-7%
Gross Profit Margin	56.4%	57.0%	37.7%	50.5%	53.0%	54.9%	49.3%	9.3%	6.0%
Gross profit margin excluding allowance for restitution			50.7%					47.4%	52.4%

**Calculation of organic revenue growth is included in the appendix of this presentation*

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Gross Revenue by Line of Business

In millions

- **Payments** – growth from higher transaction volume; revenue up 5.5%

- **Disbursements** – decrease due to lower amounts deposited into and spent from OneAccounts; gross revenue down 14.8%



Q4 2014
Q4 2015
$20.2
$21.4
$32.9
$28.0
$24.4
$3.6
Payments
Disbursements

	Gross Revenue Composition by Line of Business	
	Payments	Disbursements
Q4 2014	38.1%	61.9%
Q4 2015	43.3%	56.7%

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Refund Management and OneAccount Changes

Refund Management SSE

in thousands*


-3%
5,078
5,096
5,026
98
10
4,918
4,919
Q4'14
Q1'15
Q2'15
IPEDS Enrollment Change
Q3 2015 Net SSE Loss
Q3'15
Q4'15

OneAccounts

in thousands


-8%
2,135
(203)
33
1,965
Q4'14 OneAccounts
Net change in OneAccounts at schools launched before 12/31/14
New OneAccounts from schools launched after 12/31/14
Q4'15 OneAccounts

**Refund Management Signed School Enrollment (SSE) is recorded as the total student enrollment at all schools that are contracted at quarter-end for our Refund Management product as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).*

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Gross Margin by Line of Business

In millions

- **Payments** – continues to be driven by higher SmartPay payment processing volume, which increased merchant expense costs

- **Disbursements** – Q4 2015 impacted by a $24.4M allowance for customer restitution



Q4 2014
Q4 2015
$10.7
$11.3
$17.5
$14.6 (1)
$(9.8)
Payments
Disbursements

Gross Margin Percentages by Line of Business

	Payments	Disbursements
Q4 2014	52.8%	53.1%
Q4 2015	53.0%	-35.1%
		52.0% (1)

(1) Q4 2015 gross margin and gross margin percentage adjusted to exclude the impact of allowance for customer restitution of $24.4M

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Operating Expenses

In millions

G&A


$15.6
$15.5
Q4'14
Q4'15

% of gross revenue

Q4'14	Q4'15
29.3%	31.3%

- Decrease in professional fees

Product Development


$1.4
$1.7
Q4'14
Q4'15

Q4'14	Q4'15
2.6%	3.4%

- Decrease in the amount of capitalized labor

Sales & Marketing


$3.8
$3.4
Q4'14
Q4'15

Q4'14	Q4'15
7.1%	6.9%

- Decrease in discretionary marketing spend

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Non-GAAP Adjusted EBITDA*

In millions



$16.0
$22.7
$7.2
$15.0
$14.7
$20.3
$8.0
$11.2
$11.9
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15

	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15
Y/Y Adj. EBITDA Change	-3%	5%	22%	4%	-8%	-11%	12%	-25%	-19%
Adj. EBITDA Margin*	28.2%	35.9%	17.1%	26.7%	27.8%	32.9%	19.4%	21.6%	24.2%

**Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation*

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Adjusted EBITDA by Line of Business

In millions


Q4 2014
Q4 2015
$5.7
$6.1
$7.6
$5.3
$1.4
$0.5
Payments
Disbursements
Data Analytics (1)

Adjusted EBITDA Margin

	Payments	Disbursements
Q4 2014	28.1%	23.2%
Q4 2015	28.7%	18.8%

(1) The results of the fourth quarter of 2015 reflect the period through the disposition of November 25, 2015. The fourth quarter of 2014 reflects a full quarter of activity.

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Non-GAAP Adjusted Diluted EPS

In $


$0.17
$0.25
$0.05
$0.15
$0.14
$0.21
$0.05
$0.09
$0.10

	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15
Y/Y Adj. EPS Change	-2%	2%	15%	2%	-16%	-19%	-12%	-40%	-30%
Adj. Net Income Margin*	15.3%	19.3%	5.9%	12.4%	12.6%	16.0%	5.3%	8.1%	9.7%

**Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation*

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Capital and Liquidity

Cash Balance/Flows

In millions



FCF
$27.8
$52.1
$59.5
$7.9
$1.0
$0.4
$26.9
Q4'15 Beginning Cash and Cash Equivalents
Proceeds from disposition of Data Analytics business
Payment of restitution and civil money penalty
Operating Cash Flow, less restitution and penalty
CapEx
Other
Q4'15 Ending Cash and Cash Equivalents

Liquidity Matters

- $30 million of credit facility paid down directly with Campus Labs proceeds
- $29 million outstanding on line of credit as of December 31, 2015, with total capacity of $64.5 million
- Restitution and civil money penalties paid in cash prior to year-end
- Trailing twelve month EBITDA for debt covenant calculation is $44.0 million; requirement of at least $25 million
- Leverage ratio at 0.7x at December 31, 2015

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2016 Initiatives

Prepare for closing of Customers Bank transaction

Continue focus on strengthening Payments business

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Q & A

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Appendix

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Calculation of Organic Gross Revenue*

	Three Months Ended			
	Dec 31, 2013	March 31, 2014	June 30, 2014	Sept 30, 2014
Revenue change	11%	15%	-11%	4%
Impact of allowance for customer restitution	–	–	22%	–
Revenue (before allowance for customer restitution) change	11%	15%	11%	4%
Acquisition impact	-5%	-4%	–	–
Organic revenue change	6%	11%	11%	4%

	Dec 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Revenue change	0%	-3%	24%	-46%	-53%
Impact of allowance for customer restitution	–	–	-22%	39%	46%
Revenue (before allowance for customer restitution) change	0%	-3%	2%	-7%	-7%

**Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 12 months of a given quarter's end*

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Calculation of Free Cash Flow

(in thousands)	Three Months Ended Dec 31, 2013	March 31, 2014	June 30, 2014	Sept 30, 2014
GAAP Operating Cash Flow	$ 11,324	$ (1,410)	$ 9,633	$ 12,680
Purchases of Fixed Assets and Internal Use Software	(2,686)	(2,422)	(2,666)	(1,943)
Building Related Incentives	-	3,468	-	-
Free Cash Flow	$ 8,638	$ (364)	$ 6,967	$ 10,737

	Dec 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
GAAP Operating Cash Flow	$ 9,307	$ 16,169	$ 3,491	$ 13,275	$ (51,549)
Purchases of Fixed Assets and Internal Use Software	(1,751)	(1,983)	(1,927)	(2,260)	(989)
Free Cash Flow	$ 7,556	$ 14,186	$ 1,564	$ 11,015	$ (52,538)

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Calculation of Adjusted EBITDA

	Three Months Ended								
(in thousands)	Dec 31, 2013	March 31, 2014	June 30, 2014	Sept 30, 2014	Dec 31, 2014	March 31, 2015	June 30, 2015	Sept 30, 2015	Dec 31, 2015
GAAP Net Income (Loss)	$ 6,261	$ 9,710	$ (3,771)	$ 4,916	$ 4,112	$ 6,860	$ 3	$ (12,655)	$ 16,651
Interest income	(30)	(19)	(34)	(20)	(19)	(20)	(20)	(23)	(19)
Interest expense	830	823	792	828	823	1,380	1,252	1,262	3,356
Income tax expense (benefit)	4,012	6,149	(2,171)	2,922	2,775	4,668	(479)	(6,510)	12,270
Depreciation and amortization	4,033	4,455	4,432	5,235	4,949	5,170	5,696	5,563	5,189
EBITDA	15,106	21,118	(752)	13,881	12,640	18,058	6,452	(12,363)	37,447
Stock-based compensation expense	883	1,558	790	1,078	1,147	2,198	1,319	1,360	1,712
Gain on disposition of Data Analytics	-	-	-	-	-	-	-	-	(58,153)
Allowance for customer restitution and related expenses	-	-	8,750	-	-	-	-	21,880	30,396
Costs associated with planned disposition of Disbursements	-	-	-	-	-	-	-	-	436
Restructuring charge	-	-	-	-	-	-	240	334	106
Campus Solutions settlement received	-	-	(1,604)	-	960	-	-	-	-
Adjusted EBITDA	$ 15,989	$ 22,676	$ 7,184	$ 14,959	$ 14,747	$ 20,256	$ 8,011	$ 11,211	$ 11,944
Gross Revenues	$ 53,254	$ 63,207	$ 41,990	$ 56,091	$ 53,125	$ 61,508	$ 41,360	$ 51,984	$ 49,357
Net Income (Loss) Margin	11.8%	15.4%	-9.0%	8.8%	7.7%	11.2%	0.0%	-24.3%	33.7%
Adjusted EBITDA Margin	30.0%	35.9%	17.1%	26.7%	27.8%	32.9%	19.4%	21.6%	24.2%

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Calculation of Adjusted Diluted EPS

(in thousands)	Dec 31, 2013	March 31, 2014	June 30, 2014	Sept 30, 2014	Dec 31, 2014	March 31, 2015	June 30, 2015	Sept 30, 2015	Dec 31, 2015
GAAP Net Income (Loss)	$ 6,261	$ 9,710	$ (3,771)	$ 4,916	$ 4,112	$ 6,860	$ 3	$ (12,655)	$ 16,651
Stock-based compensation expense - NQO	445	1,133	498	750	903	1,902	1,123	1,155	1,439
Restructuring charge	-	-	-	-	-	-	240	334	106
Allowance for customer restitution	-	-	8,750	-	-	-	-	21,880	25,933
Gain on disposition of Data Analytics	-	-	-	-	-	-	-	-	(58,153)
Costs associated with planned disposition of Disbursements		-	-	-	-	-	-	-	436
Campus Solutions settlement received	-	-	(1,604)	-	960	-	-	-	-
Amortization of acquisition related intangible assets	1,782	2,135	1,931	1,931	1,850	1,820	1,820	1,820	1,606
Amortization of finance costs	120	123	122	123	115	659	499	499	2,617
Total pre-tax adjustments	2,347	3,391	9,697	2,804	3,828	4,381	3,682	25,688	(26,016)
Tax rate	38.5%	38.5%	38.5%	38.5%	38.5%	38.5%	38.5%	35.2%	35.1%
Tax adjustment	904	1,306	3,733	1,079	1,474	1,687	1,418	9,047	(9,135)
Litigation settlement and bank partner transition	-	-	-	-	-	-	-	-	4,463
Stock-based compensation expense - ISO	438	425	292	328	245	296	196	205	273
Release of state tax valuation allowance	-	-	-	-	-	-	(285)	-	285
	438	425	292	328	245	296	(89)	205	5,021
Adjusted net income	$ 8,142	$ 12,220	$ 2,485	$ 6,969	$ 6,711	$ 9,850	$ 2,178	$ 4,191	$ 4,791
Diluted weighted average shares outstanding (non-GAAP)	48,391	48,340	47,956	47,710	47,696	47,821	47,951	48,027	48,623
Diluted EPS	$ 0.13	$ 0.20	$ (0.08)	$ 0.10	$ 0.09	$ 0.14	$ 0.00	$ (0.26)	$ 0.34
Adjusted Diluted EPS	$ 0.17	$ 0.25	$ 0.05	$ 0.15	$ 0.14	$ 0.21	$ 0.05	$ 0.09	$ 0.10
Gross Revenues	$ 53,254	$ 63,207	$ 41,990	$ 56,091	$ 53,125	$ 61,508	$ 41,360	$ 51,984	$ 49,357
Net Income (Loss) Margin	11.8%	15.4%	-9.0%	8.8%	7.7%	11.2%	0.0%	-24.3%	33.7%
Adjusted Net Income Margin	15.3%	19.3%	5.9%	12.4%	12.6%	16.0%	5.3%	8.1%	9.7%

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Line of Business Metrics

(in thousands)	Payments		Disbursements	
	Q4 2014	Q4 2015	Q4 2014	Q4 2015
Gross Revenue	$ 20,238	$ 21,351	$ 32,887	$ 28,006
Gross Margin	10,688	11,320	17,465	(9,820)
Adjusted EBITDA	5,689	6,134	7,623	5,271
Income (Loss) from Operations	2,809	3,234	4,620	(28,876)

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